MEMORANDUM OF AGREEMENT
(Advisory Fee Waivers)
     This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an “Exhibit” or, collectively the “Exhibits”), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Municipal Income Trust, Invesco California Municipal Securities, Invesco California Quality Municipal Securities, Invesco High Yield Investments Fund, Inc., Invesco Municipal Income Opportunities Trust, Invesco Municipal Income Opportunities Trust II, Invesco Municipal Income Opportunities Trust III, Invesco Municipal Premium Income Trust, Invesco New York Quality Municipal Securities, Invesco Quality Municipal Income Trust, Invesco Quality Municipal Investment Trust, Invesco Quality Municipal Securities, Invesco Value Municipal Bond Trust, Invesco Value Municipal Income Trust, Invesco Value Municipal Securities, Invesco Value Municipal Trust, and Short-Term Investments Trust (each a “Trust” or, collectively, the “Trusts”), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the “Funds”), and Invesco Advisers, Inc. (“Invesco”). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.
     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the “Expiration Date”) and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.
     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:
1.	Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the “Waiver”).
i.	Invesco’s Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

ii.	The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

iii.	The Waiver will not apply to cash collateral for securities lending.
For purposes of the paragraph above, the following terms shall have the following meanings:
(a)	“Affiliated Money Market Fund” — any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

(b)	“Investing Fund” — any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and
(c)	“Uninvested Cash” — cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities,

unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

2.	Neither a Trust nor Invesco may remove or amend the Waiver to a Trust’s detriment prior to requesting and receiving the approval of the Board of Trustee of the applicable Fund’s Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.
     The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.
     Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.
     It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust’s Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust’s Agreement and Declaration of Trust.
     IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.
AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)
AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM TREASURER’S SERIES TRUST (INVESCO TREASURER’S SERIES TRUST)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
INVESCO CALIFORNIA MUNICIPAL INCOME TRUST
INVESCO CALIFORNIA MUNICIPAL SECURITIES
INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES
INVESCO HIGH YIELD INVESTMENTS FUND, INC.
INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II
INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III
INVESCO MUNICIPAL PREMIUM INCOME TRUST
INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES
INVESCO QUALITY MUNICIPAL INCOME TRUST
INVESCO QUALITY MUNICIPAL INVESTMENT TRUST
INVESCO QUALITY MUNICIPAL SECURITIES
INVESCO VALUE MUNICIPAL BOND TRUST

INVESCO VALUE MUNICIPAL INCOME TRUST
INVESCO VALUE MUNICIPAL SECURITIES
INVESCO VALUE MUNICIPAL TRUST
SHORT-TERM INVESTMENTS TRUST
on behalf of the Funds listed in the Exhibit
to this Memorandum of Agreement

By:	/s/ John M. Zerr
Title:	Senior Vice President

INVESCO ADVISERS, INC.

By:	/s/ John M. Zerr
Title:	Senior Vice President

Exhibit A to Advisory Fee MOA

AIM Equity Funds
(Invesco Equity
Funds)	Waiver Description	Effective Date	Expiration Date
Invesco Constellation Fund	Invesco will waive advisory fees to the extent necessary so that advisory fees Invesco receives do not exceed the annualized rates listed below.	3/27/2006	12/31/2012
0.695% of the first $250M 0.615% of the next $4B 0.595% of the next $750M 0.57% of the next $2.5B 0.545% of the next $2.5B 0.52% of the excess over $10B
AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)	Waiver Description	Effective Date	Expiration Date
Premier Portfolio	Invesco will waive advisory fees in the amount of 0.07% of the Fund’s average daily net assets	2/1/2011	12/31/2012
Premier U.S. Government Money Portfolio	Invesco will waive advisory fees in the amount of 0.07% of the Fund’s average daily net assets	2/1/2011	12/31/2012

EXHIBIT “B”
AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO	EFFECTIVE DATE	COMMITTED UNTIL
Invesco California Tax-Free Income Fund	February 12, 2010	June 30, 2013
Invesco Core Plus Bond Fund	June 2, 2009	June 30, 2013
Invesco Equally-Weighted S&P 500 Fund	February 12, 2010	June 30, 2013
Invesco Floating Rate Fund	July 1, 2007	June 30, 2013
Invesco S&P 500 Index Fund	February 12, 2010	June 30, 2013
Invesco Global Real Estate Income Fund	July 1, 2007	June 30, 2013
Invesco U.S. Quantitative Core Fund	July 1, 2007	June 30, 2013
Invesco Van Kampen American Franchise Fund	February 12, 2010	June 30, 2013
Invesco Van Kampen Equity and Income Fund	February 12, 2010	June 30, 2013
Invesco Van Kampen Growth and Income Fund	February 12, 2010	June 30, 2013
Invesco Van Kampen Pennsylvania Tax Free Income Fund	February 12, 2010	June 30, 2013
Invesco Van Kampen Small Cap Growth Fund	February 12, 2010	June 30, 2013
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Charter Fund	July 1, 2007	June 30, 2013
Invesco Constellation Fund	July 1, 2007	June 30, 2013
Invesco Disciplined Equity Fund	July 14, 2009	June 30, 2013
Invesco Diversified Dividend Fund	July 1, 2007	June 30, 2013
Invesco Summit Fund	July 1, 2007	June 30, 2013
AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco European Small Company Fund	July 1, 2007	June 30, 2013
Invesco Global Core Equity Fund	July 1, 2007	June 30, 2013
Invesco International Small Company Fund	July 1, 2007	June 30, 2013
Invesco Small Cap Equity Fund	July 1, 2007	June 30, 2013
AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Convertible Securities Fund	February 12, 2010	June 30, 2013
Invesco Global Quantitative Core Fund	July 1, 2007	June 30, 2013
Invesco Mid Cap Core Equity Fund	July 1, 2007	June 30, 2013
Invesco Small Cap Growth Fund	July 1, 2007	June 30, 2013
Invesco Van Kampen Leaders Fund	February 12, 2010	June 30, 2013
Invesco Van Kampen U.S. Mortgage Fund	February 12, 2010	June 30, 2013

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Asia Pacific Growth Fund	July 1, 2007	June 30, 2013
Invesco European Growth Fund	July 1, 2007	June 30, 2013
Invesco Global Growth Fund	July 1, 2007	June 30, 2013
Invesco Global Opportunities Fund	August 1, 2012	June 30, 2013
Invesco Select Opportunities Fund	August 1, 2012	June 30, 2013
Invesco Global Small & Mid Cap Growth Fund	July 1, 2007	June 30, 2013
Invesco International Growth Fund	July 1, 2007	June 30, 2013
Invesco International Core Equity Fund	July 1, 2007	June 30, 2013
AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Balanced-Risk Allocation Fund*	May 29, 2009	June 30, 2013
Invesco Balanced-Risk Commodity Strategy Fund**	November 29, 2010	June 30, 2013
Invesco China Fund	July 1, 2007	June 30, 2013
Invesco Commodities Strategy Fund***	February 12, 2010	June 30, 2013
Invesco Developing Markets Fund	July 1, 2007	June 30, 2013
Invesco Emerging Markets Equity Fund	May 11, 2011	June 30, 2013
Invesco Emerging Market Local Currency Debt Fund	June 14, 2010	June 30, 2013
Invesco Endeavor Fund	July 1, 2007	June 30, 2013
Invesco Global Advantage Fund	February 12, 2010	June 30, 2013
Invesco Global Health Care Fund	July 1, 2007	June 30, 2013
Invesco International Total Return Fund	July 1, 2007	June 30, 2013
Invesco Pacific Growth Fund	February 12, 2010	June 30, 2013
Invesco Premium Income Fund	December 13, 2011	June 30, 2013
Invesco Small Companies Fund	July 1, 2007	June 30, 2013
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Dynamics Fund	July 1, 2007	June 30, 2013
Invesco Global Real Estate Fund	July 1, 2007	June 30, 2013
Invesco High Yield Fund	July 1, 2007	June 30, 2013
Invesco High Yield Securities Fund	February 12, 2010	June 30, 2013
Invesco Limited Maturity Treasury Fund	July 1, 2007	June 30, 2013
Invesco Money Market Fund	July 1, 2007	June 30, 2013
Invesco Municipal Bond Fund	July 1, 2007	June 30, 2013
Invesco Real Estate Fund	July 1, 2007	June 30, 2013
Invesco Short Term Bond Fund	July 1, 2007	June 30, 2013
Invesco U.S. Government Fund	July 1, 2007	June 30, 2013
Invesco Van Kampen Corporate Bond Fund	February 12, 2010	June 30, 2013

*	Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.

**	Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.

***	Advisory fees to be waived by Invesco for Invesco Commodities Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund II, Ltd. Invests.

AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Energy Fund	July 1, 2007	June 30, 2013
Invesco Gold & Precious Metals Fund	July 1, 2007	June 30, 2013
Invesco Leisure Fund	July 1, 2007	June 30, 2013
Invesco Technology Fund	July 1, 2007	June 30, 2013
Invesco Technology Sector Fund	February 12, 2010	June 30, 2013
Invesco Utilities Fund	July 1, 2007	June 30, 2013
Invesco Value Fund	February 12, 2010	June 30, 2013
Invesco Van Kampen American Value Fund	February 12, 2010	June 30, 2013
Invesco Van Kampen Comstock Fund	February 12, 2010	June 30, 2013
Invesco Van Kampen Mid Cap Growth Fund	February 12, 2010	June 30, 2013
Invesco Van Kampen Small Cap Value Fund	February 12, 2010	June 30, 2013
Invesco Van Kampen Value Opportunities Fund	February 12, 2010	June 30, 2013
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Tax-Exempt Cash Fund	July 1, 2007	June 30, 2013
Invesco Tax-Free Intermediate Fund	July 1, 2007	June 30, 2013
Invesco Van Kampen High Yield Municipal Fund	February 12, 2010	June 30, 2013
Invesco Van Kampen Intermediate Term Municipal Income Fund	February 12, 2010	June 30, 2013
Invesco Van Kampen Municipal Income Fund	February 12, 2010	June 30, 2013
Invesco Van Kampen New York Tax Free Income Fund	February 12, 2010	June 30, 2013
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco V.I. Balanced-Risk Allocation Fund****	December 22, 2010	June 30, 2013
Invesco V.I. Core Equity Fund	July 1, 2007	June 30, 2013
Invesco V.I. Diversified Income Fund	July 1, 2007	June 30, 2013
Invesco V.I. Diversified Dividend Fund	February 12, 2010	June 30, 2013
Invesco V.I. Equally-Weighted S&P 500 Fund	February 12, 2010	June 30, 2013
Invesco V.I. Global Core Equity Fund	February 12, 2010	June 30, 2013
Invesco V.I. Global Health Care Fund	July 1, 2007	June 30, 2013
Invesco V.I. Global Real Estate Fund	July 1, 2007	June 30, 2013
Invesco V.I. Government Securities Fund	July 1, 2007	June 30, 2013
Invesco V.I. High Yield Fund	July 1, 2007	June 30, 2013
Invesco V.I. High Yield Securities Fund	February 12, 2010	June 30, 2013
Invesco V.I. International Growth Fund	July 1, 2007	June 30, 2013
Invesco V.I. Mid Cap Core Equity Fund	July 1, 2007	June 30, 2013
Invesco V.I. Money Market Fund	July 1, 2007	June 30, 2013
Invesco V.I. S&P 500 Index Fund	February 12, 2010	June 30, 2013
Invesco V.I. Small Cap Equity Fund	July 1, 2007	June 30, 2013
Invesco V.I. Technology Fund	July 1, 2007	June 30, 2013
Invesco V.I. Utilities Fund	July 1, 2007	June 30, 2013
Invesco Van Kampen V.I. American FranchiseFund	February 12, 2010	June 30, 2013
Invesco Van Kampen V.I. Comstock Fund	February 12, 2010	June 30, 2013
Invesco Van Kampen V.I. Equity and Income Fund	February 12, 2010	June 30, 2013
Invesco Van Kampen V.I. Growth and Income Fund	February 12, 2010	June 30, 2013
Invesco Van Kampen V.I. Mid Cap Growth Fund	February 12, 2010	June 30, 2013
Invesco Van Kampen V.I. American Value Fund	February 12, 2010	June 30, 2013

****	Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco’s affiliates in which Invesco Cayman Commodity Fund IV, Ltd. invests.

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco Van Kampen V.I. Value Opportunities Fund	July 1, 2007	June 30, 2013
SHORT-TERM INVESTMENTS TRUST

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Government TaxAdvantage Portfolio	July 1, 2007	June 30, 2013
STIC Prime Portfolio	July 1, 2007	June 30, 2013
Treasury Portfolio	July 1, 2007	June 30, 2013
CLOSED-END FUNDS

FUND	EFFECTIVE DATE	COMMITTED UNTIL
Invesco California Insured Municipal Income Trust	June 1, 2010	June 30, 2013
Invesco California Municipal Securities	June 1, 2010	June 30, 2013
Invesco California Quality Municipal Securities	June 1, 2010	June 30, 2013
Invesco High Yield Investments Fund, Inc.	June 1, 2010	June 30, 2013
Invesco Municipal Income Opportunities Trust	June 1, 2010	June 30, 2013
Invesco Municipal Income Opportunities Trust II	June 1, 2010	June 30, 2013
Invesco Municipal Income Opportunities Trust III	June 1, 2010	June 30, 2013
Invesco Municipal Premium Income Trust	June 1, 2010	June 30, 2013
Invesco New York Quality Municipal Securities	June 1, 2010	June 30, 2013
Invesco Quality Municipal Income Trust	June 1, 2010	June 30, 2013
Invesco Quality Municipal Investment Trust	June 1, 2010	June 30, 2013
Invesco Quality Municipal Securities	June 1, 2010	June 30, 2013
Invesco Value Municipal Bond Trust	June 1, 2010	June 30, 2013
Invesco Value Municipal Income Trust	June 1, 2010	June 30, 2013
Invesco Value Municipal Securities	June 1, 2010	June 30, 2013
Invesco Value Municipal Trust	June 1, 2010	June 30, 2013